Exhibit 99.1

Exhibit Index

Exhibit No.

99.1

Unaudited pro forma consolidated balance sheets of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. as of September 30, 2016 and unaudited pro forma consolidated statements of operations of Brandywine Realty Trust and Brandywine Operating Partnership, L.P. for the nine months ended September 30, 2016 and for the year ended December 31, 2015, including the notes thereto.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Brandywine Realty Trust (the "Parent Company") is the sole general partner of Brandywine Operating Partnership, L.P. (the "Operating Partnership") and owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership.  The Parent Company, the Operating Partnership and their consolidated subsidiaries are collectively referred to in this report as the “Company.”

Concord Airport Plaza Sale

On February 2, 2017, the Company sold two properties containing an aggregate of 350,256 square feet (the "Concord Properties") located in Concord, California for a gross sales price of $33.1 million.  The Concord Properties were 100.0% occupied at closing and were built in 1984.  The disposition of the Concord Properties was structured as a tax deferred like-kind exchange under Section 1031 of the Internal Revenue Code of 1986.  The Company has deposited with a qualified intermediary the proceeds from the sale, totaling $32.0 million after closing costs and prorations, to be held pending reinvestment in qualifying replacement property under Section 1031.  The Company is not affiliated with the buyer, and the terms of the transaction were determined through arm's-length negotiations.  The individual listing of the Properties is shown below:

Property	No. of Buildings	Square Feet
1200 Concord Avenue	1	175,103
1220 Concord Avenue	1	175,153
Total	2	350,256

The following unaudited pro forma consolidated financial statements of each of the Parent Company and the Operating Partnership have been prepared to reflect the effect of the transaction as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed. The following unaudited pro forma consolidated financial statements of the Company are presented to comply with Article 11 of Regulation S-X and follow guidelines of the Securities and Exchange Commission (“SEC”). The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2016 and the for the year ended December 31, 2015 are based on the historical consolidated statements of operations of each of the Parent Company and the Operating Partnership, and give effect to the sale as if it had occurred on January 1, 2015. The unaudited pro forma consolidated balance sheet as of September 30, 2016 is based on the balance sheet on that date of each of the Parent Company and Operating Partnership, and gives effect to the sale as if it occurred on September 30, 2016.

The unaudited pro forma consolidated financial statements presented below are based on assumptions and adjustments set forth in the notes thereto. The unaudited pro forma adjustments made in the compilation of the unaudited pro forma consolidated financial statements were directly attributable to the sale, are factually supportable, are based upon available information and assumptions that the Company considers reasonable, and have been made solely for purposes of developing such unaudited pro forma financial information for illustrative purposes in compliance with the disclosure requirements of the SEC. The unaudited pro forma consolidated financial information is presented for informational purposes only and should not be considered indicative of actual results that would have been achieved had the sale actually been consummated on the dates indicated and does not purport to be indicative of the financial condition as of any future date or results of operation for any future period.

The unaudited pro forma consolidated financial information, and the accompanying notes, should be read in conjunction with the Company's audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 29, 2016 and the Quarterly Report on Form 10-Q for the period ended September 30, 2016 filed on October 24, 2016.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2016

(in thousands, except per share data)

	As Reported (A)	Concord Impairment (B)	Concord Properties (C)		Reported as Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,686,339	$(12,535)	$(50,818)		$3,622,986
Accumulated depreciation	(869,836)	-	19,813		(850,023)
Operating real estate investments, net	2,816,503	(12,535)	(31,005)		2,772,963
Construction-in-progress	249,183	-	(35)		249,148
Land held for development	155,297	-	-		155,297
Total real estate investments, net	3,220,983	(12,535)	(31,040)		3,177,408
Assets held for sale, net	12,604	-	-		12,604
Cash and cash equivalents	219,059	-	-		219,059
Accounts receivable, net of allowance of $2,304 and $1,736 in 2016 and 2015, respectively	9,925	-	-		9,925
Accrued rent receivable, net of allowance of $13,009 and $14,442 in 2016 and 2015, respectively	145,816	-	(569)		145,247
Investment in real estate ventures, equity method	282,162	-	-		282,162
Deferred costs, net of accumulated amortization of $58,769 and $67,899, respectively	92,054	-	(278)		91,776
Intangible assets, net	81,207	-	-		81,207
Other assets	79,108	-	31,887	(C1)	110,995
Total assets	$4,142,918	$(12,535)	$-		$4,130,383

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable, net	$322,623	$-	$-		$322,623
Unsecured term loans, net	248,016	-	-		248,016
Unsecured senior notes, net	1,442,922	-	-		1,442,922
Accounts payable and accrued expenses	106,546	-	-		106,546
Distributions payable	30,036	-	-		30,036
Deferred income, gains and rent	30,022	-	-		30,022
Acquired lease intangibles, net	19,731	-	-		19,731
Liabilities related to assets held for sale	49	-	-		49
Other liabilities	31,399	-	-		31,399
Total liabilities	$2,231,344	$-	$-		$2,231,344
Commitments and contingencies
Brandywine Realty Trust's equity
Preferred shares (shares authorized - 20,000,000):
6.90% Series E preferred shares, $0.01 par value; issued and outstanding- 4,000,000	40	-	-		40
Common shares of Brandywine Realty Trust's beneficial interest, $0.01 par value; shares authorized 400,000,000; 175,140,760 issued and outstanding	1,752	-	-		1,752
Additional paid-in capital	3,258,049	-	-		3,258,049
Deferred compensation payable in common shares	13,684	-	-		13,684
Common shares in grantor trust	(13,684)	-	-		(13,684)
Cumulative earnings	551,572	(12,430)	-		539,142
Accumulated other comprehensive loss	(15,052)	-	-		(15,052)
Cumulative distributions	(1,902,076)	-	-		(1,902,076)
Total Brandywine Realty Trust's equity	1,894,285	(12,430)	-		1,881,855
Non-controlling interests	17,289	(105)	-		17,184
Total beneficiaries' equity	1,911,574	(12,535)	-		1,899,039
Total liabilities and beneficiaries' equity	$4,142,918	$(12,535)	$-		$4,130,383

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2016

(in thousands, except per share data)

	As Reported (D)	Concord Properties (E)	Other (F)	Pro Forma
Revenue
Rents	$318,324	$(6,410)	$(6,921)	$304,993
Tenant reimbursements	53,315	(635)	(1,769)	50,911
Termination fees	1,459	-	(13)	1,446
Third party management fees, labor reimbursement and leasing	17,691	-	444	18,135
Other	2,588	(26)	(32)	2,530
Total revenue	393,377	(7,071)	(8,291)	378,015
Operating expenses:
Property operating expenses	114,208	(3,532)	(3,276)	107,400
Real estate taxes	34,933	(443)	(512)	33,978
Third party management expenses	7,172	-	-	7,172
Depreciation and amortization	142,736	(2,296)	(11)	140,429
General and administrative expenses	20,711	-	-	20,711
Provision for impairment	13,069	-	-	13,069
Total operating expenses	332,829	(6,271)	(3,799)	322,759
Operating income	60,548	(800)	(4,492)	55,256
Other income (expense):
Interest income	970	-	-	970
Tax credit transaction income	-	-	-	-
Interest expense	(64,334)	-	(380)	(64,714)
Interest expense - amortization of deferred financing costs	(2,063)	-	(91)	(2,154)
Interest expense - financing obligation	(679)	-	-	(679)
Equity in loss of real estate ventures	(9,323)	-	(2,005)	(11,328)
Net gain on disposition of real estate	114,625	-	-	114,625
Net gain on sale of undepreciated real estate	188	-	-	188
Net gain on real estate venture transactions	19,529	-	-	19,529
Loss on early extinguishment of debt	(66,590)	-	-	(66,590)
Net income	52,871	(800)	(6,968)	45,103
Net income attributable to non-controlling interests	(425)	7	59	(359)
Net income attributable to Brandywine Realty Trust	52,446	(793)	(6,909)	44,744
Distribution to preferred shareholders	(5,175)	-	-	(5,175)
Nonforfeitable dividends allocated to unvested restricted shareholders	(263)	-	-	(263)
Net income attributable to common shareholders of Brandywine Realty Trust	$47,008	$(793)	$(6,909)	$39,306

Basic earnings per common share:
Continuing operations	$0.27			$0.22

Diluted earnings per common share
Continuing operations	$0.27			$0.22

Basic weighted average shares outstanding	174,976,998			174,976,998
Diluted weighted average shares outstanding	176,009,822			176,009,822

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Realty Trust

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2015

(in thousands, except per share data)

	As Reported (D)	Concord Properties (E)	Other (F)	Pro Forma
Revenue
Rents	$486,731	$(8,541)	$(85,851)	$392,339
Tenant reimbursements	85,722	(681)	(21,972)	63,069
Termination fees	4,797	-	(377)	4,420
Third party management fees, labor reimbursement and leasing	18,764	-	4,739	23,503
Other	6,617	(43)	(420)	6,154
Total revenue	602,631	(9,265)	(103,881)	489,485
Operating expenses:
Property operating expenses	181,170	(4,560)	(35,229)	141,381
Real estate taxes	50,623	(549)	(7,422)	42,652
Third party management expenses	6,294	-	-	6,294
Depreciation and amortization	219,029	(3,189)	(35,964)	179,876
General and administrative expenses	29,406	-	-	29,406
Provision for impairment	82,208	-	-	82,208
Total operating expenses	568,730	(8,298)	(78,615)	481,817
Operating income	33,901	(967)	(25,266)	7,668
Other income (expense):
Interest income	1,224	-	-	1,224
Tax credit transaction income	19,955	-	(11,853)	8,102
Interest expense	(110,717)	-	10,746	(99,971)
Interest expense - amortization of deferred financing costs	(4,557)	-	1,097	(3,460)
Interest expense - financing obligation	(1,237)	-	-	(1,237)
Equity in loss of real estate ventures	(811)	-	(5,029)	(5,840)
Net gain on disposition of real estate	20,496	-	-	20,496
Net gain on sale of undepreciated real estate	3,019	-	-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-	758
Net loss on real estate venture transactions	7,229	-	-	7,229
Net loss	(30,740)	(967)	(30,305)	(62,012)
Net loss attributable to non-controlling interests	339	8	264	611
Net loss attributable to Brandywine Realty Trust	(30,401)	(959)	(30,041)	(61,401)
Distribution to preferred shareholders	(6,900)	-	-	(6,900)
Nonforfeitable dividends allocated to unvested restricted shareholders	(329)	-	-	(329)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(37,630)	$(959)	$(30,041)	$(68,630)

Basic loss per common share:
Continuing operations	$(0.21)			$(0.39)
Diluted loss per common share
Continuing operations	$(0.21)			$(0.39)
Basic weighted average shares outstanding	178,162,160			178,162,160
Diluted weighted average shares outstanding	178,162,160			178,162,160

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Balance Sheet

As of September 30, 2016

(in thousands, except per share data)

	As Reported (A)	Concord Impairment (B)	Concord Properties (C)		Reported as Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,686,339	$(12,535)	$(50,818)		$3,622,986
Accumulated depreciation	(869,836)	-	19,813		(850,023)
Operating real estate investments, net	2,816,503	(12,535)	(31,005)		2,772,963
Construction-in-progress	249,183	-	(35)		249,148
Land held for development	155,297	-	-		155,297
Total real estate investments, net	3,220,983	(12,535)	(31,040)		3,177,408
Assets held for sale, net	12,604	-	-		12,604
Cash and cash equivalents	219,059	-	-		219,059
Accounts receivable, net of allowance of $2,304 and $1,736 in 2016 and 2015, respectively	9,925	-	-		9,925
Accrued rent receivable, net of allowance of $13,009 and $14,442 in 2016 and 2015, respectively	145,816	-	(569)		145,247
Investment in real estate ventures, equity method	282,162	-	-		282,162
Deferred costs, net of accumulated amortization of $58,769 and $67,899, respectively	92,054	-	(278)		91,776
Intangible assets, net	81,207	-	-		81,207
Other assets	79,108	-	31,887	(C1)	110,995
Total assets	$4,142,918	$(12,535)	$-		$4,130,383

LIABILITIES AND BENEFICIARIES' EQUITY
Mortgage notes payable, net	$322,623	$-	$-		$322,623
Unsecured term loans, net	248,016	-	-		248,016
Unsecured senior notes, net	1,442,922	-	-		1,442,922
Accounts payable and accrued expenses	106,546	-	-		106,546
Distributions payable	30,036	-	-		30,036
Deferred income, gains and rent	30,022	-	-		30,022
Acquired lease intangibles, net	19,731	-	-		19,731
Liabilities related to assets held for sale	49	-	-		49
Other liabilities	31,399	-	-		31,399
Total liabilities	$2,231,344	$-	$-		$2,231,344
Commitments and contingencies

Redeemable limited partnership units at redemption value; 1,479,799 issued and outstanding	23,351	-	-		23,351
Brandywine Operating Partnership, L.P.'s equity:
6.90% Series E-Linked Preferred Mirror Units; issued and outstanding- 4,000,000	96,850	-	-		96,850
General Partnership Capital; 175,140,760 units issued and outstanding	1,804,799	(12,535)	-		1,792,264
Accumulated other comprehensive loss	(15,543)	-	-		(15,543)
Total Brandywine Operating Partnership, L.P.'s equity	1,886,106	(12,535)	-		1,873,571
Non-controlling interest - consolidated real estate ventures	2,117	-	-		2,117
Total partners' equity	1,888,223	(12,535)	-		1,875,688

Total liabilities and partners' equity	$4,142,918	$(12,535)	$-		$4,130,383

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the nine months ended September 30, 2016

(in thousands, except per share data)

	As Reported (D)	Concord Properties (E)	Other (F)	Pro Forma
Revenue
Rents	$318,324	$(6,410)	$(6,921)	$304,993
Tenant reimbursements	53,315	(635)	(1,769)	50,911
Termination fees	1,459	-	(13)	1,446
Third party management fees, labor reimbursement and leasing	17,691	-	444	18,135
Other	2,588	(26)	(32)	2,530
Total revenue	393,377	(7,071)	(8,291)	378,015
Operating expenses:
Property operating expenses	114,208	(3,532)	(3,276)	107,400
Real estate taxes	34,933	(443)	(512)	33,978
Third party management expenses	7,172	-	-	7,172
Depreciation and amortization	142,736	(2,296)	(11)	140,429
General and administrative expenses	20,711	-	-	20,711
Provision for impairment	13,069	-	-	13,069
Total operating expenses	332,829	(6,271)	(3,799)	322,759
Operating income	60,548	(800)	(4,492)	55,256
Other income (expense):
Interest income	970	-	-	970
Tax credit transaction income	-	-	-	-
Interest expense	(64,334)	-	(380)	(64,714)
Interest expense - amortization of deferred financing costs	(2,063)	-	(91)	(2,154)
Interest expense - financing obligation	(679)	-	-	(679)
Equity in loss of real estate ventures	(9,323)	-	(2,005)	(11,328)
Net gain on disposition of real estate	114,625	-	-	114,625
Net gain on sale of undepreciated real estate	188	-	-	188
Net gain on real estate venture transactions	19,529	-	-	19,529
Loss on early extinguishment of debt	(66,590)	-	-	(66,590)
Net income	52,871	(800)	(6,968)	45,103
Net income from continuing operations attributable to non-controlling interests-consolidated real estate ventures	(12)	-	-	(12)
Net income attributable to Brandywine Operating Partnership	52,859	(800)	(6,968)	45,091
Distribution to preferred unitholders	(5,175)	-	-	(5,175)
Amounts allocated to unvested restricted unitholders	(263)	-	-	(263)
Net income attributable to Common Partnership Unitholders of Brandywine Operating Partnership, L.P.	$47,421	$(800)	$(6,968)	$39,653

Basic income per Common Partnership Unit:
Continuing operations	$0.27			$0.22

Diluted income per Common Partnership Unit:
Continuing operations	$0.27			$0.22

Basic weighted average common partnership units outstanding	176,491,311			176,491,311
Diluted weighted average common partnership units outstanding	177,524,135			177,524,135

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

Brandywine Operating Partnership, L.P.

Unaudited Pro Forma Consolidated Income Statement

For the twelve months ended December 31, 2015

(in thousands, except per share data)

	As Reported (D)	Concord Properties (E)	Other (F)	Pro Forma
Revenue
Rents	$486,731	$(8,541)	$(85,851)	$392,339
Tenant reimbursements	85,722	(681)	(21,972)	63,069
Termination fees	4,797	-	(377)	4,420
Third party management fees, labor reimbursement and leasing	18,764	-	4,739	23,503
Other	6,617	(43)	(420)	6,154
Total revenue	602,631	(9,265)	(103,881)	489,485
Operating expenses:
Property operating expenses	181,170	(4,560)	(35,229)	141,381
Real estate taxes	50,623	(549)	(7,422)	42,652
Third party management expenses	6,294	-	-	6,294
Depreciation and amortization	219,029	(3,189)	(35,964)	179,876
General and administrative expenses	29,406	-	-	29,406
Provision for impairment	82,208	-	-	82,208
Total operating expenses	568,730	(8,298)	(78,615)	481,817
Operating income	33,901	(967)	(25,266)	7,668
Other income (expense):
Interest income	1,224	-	-	1,224
Tax credit transaction income	19,955	-	(11,853)	8,102
Interest expense	(110,717)	-	10,746	(99,971)
Interest expense - amortization of deferred financing costs	(4,557)	-	1,097	(3,460)
Interest expense - financing obligation	(1,237)	-	-	(1,237)
Equity in loss of real estate ventures	(811)	-	(5,029)	(5,840)
Net gain on disposition of real estate	20,496	-	-	20,496
Net gain on sale of undepreciated real estate	3,019	-	-	3,019
Net gain from remeasurement of investments in real estate ventures	758	-	-	758
Net loss on real estate venture transactions	7,229	-	-	7,229
Net loss	(30,740)	(967)	(30,305)	(62,012)
Net loss from continuing operations attributable to non-controlling interest-consolidated real estate ventures	3	-	-	3
Net loss attributable to Brandywine Operating Partnership	(30,737)	(967)	(30,305)	(62,009)
Distribution to preferred unitholders	(6,900)	-	-	(6,900)
Amounts allocated to unvested restricted unitholders	(329)	-	-	(329)
Net loss attributable to Common Partnership Unitholders of Brandywine Operating Partnership, L.P.	$(37,966)	$(967)	$(30,305)	$(69,238)

Basic loss per Common Partnership Unit:
Continuing operations	$(0.21)			$(0.39)
Diluted loss per Common Partnership Unit:
Continuing operations	$(0.21)			$(0.39)
Basic weighted average common partnership units outstanding	179,697,262			179,697,262
Diluted weighted average common partnership units outstanding	179,697,262			179,697,262

The accompanying notes are an integral part of the unaudited pro forma consolidated financial statements.

BRANDYWINE REALTY TRUST AND BRANDYWINE OPERATING PARTNERSHIP, L.P.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

(A)

Reflects the Company's consolidated balance sheet as of September 30, 2016, as contained in the historical financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

(B)

An impairment loss was recorded for the Concord Properties during the fourth quarter of 2016. The following calculation gives effect to the impairment loss at September 30, 2016, as follows (in thousands):

Fair Value of the Concord Properties as of September 30, 2016, net of closing costs	$32,010
Less: Basis of the Concord Properties as of September 30, 2016 prior to provision for impairment	(44,545)
Provision for impairment (i)	$(12,535)
Less: Provision for impairment attributable to non-controlling interest	(105)
Provision for impairment attributable to shareholders	$(12,430)

(i) During the fourth quarter of 2016, the Company recorded a provision for impairment of $11.5 million on the Concord Properties. The difference between the $12.4 million calculated above is primarily related to fourth quarter depreciation.

(C)	The following table represents the estimated gain on the disposition of the Concord Properties as if the disposition occurred as of September 30, 2016 (in thousands):
Contractual sales price of the Concord Properties	$33,125
Less: Actual closing costs and prorations	(1,115)
1031 exchange proceeds	$32,010
Less: Basis of the Concord Properties as of September 30, 2016 after recording provision for impairment	(32,010)
Estimated gain on sale	$-
(C1)	Other Assets as of September 30, 2016 consists of (in thousands):
1031 exchange proceeds	$32,010
Other assets included in basis	(123)
Other assets	$31,887
(D)

Reflects the consolidated results of operations for the Company for the nine-months ended September 30, 2016 and the year ended December 31, 2015, respectively, as contained in the financial statements in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2016 and the financial statements contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

(E)	Represents revenues and expenses of the operations of the Concord Properties for the nine-months ended September 30, 2016 and the year ended December 31, 2015.
(F)

Represents the elimination of the actual historical results of operations of the other dispositions, as well as certain pro forma adjustments from the formation of an unconsolidated real estate venture, occurring during 2016 and 2015 for transactions that were significant under Regulation S-X as if the transactions occurred on January 1, 2015, which includes:

•	the sale of a five property portfolio located in suburban Delaware on April 24, 2015 (previously furnished under Item 5 of the Form 10-Q filed on April 28, 2015 and incorporated by reference herein);
•

the sale of a four property portfolio located in Wayne, Pennsylvania on August 13, 2015 (previously furnished as an exhibit to the Form 8-K filed on August 19, 2015 and incorporated by reference herein);

•	the sale of a property located in Mount Laurel, New Jersey on September 29, 2015 (previously furnished as an exhibit to the Form 8-K filed on October 5, 2015 and incorporated by reference herein);
•

the sale of a property located in King of Prussia, Pennsylvania on December 18, 2015 (previously furnished as an exhibit to the Form 8-K filed on December 24, 2015 and incorporated by reference herein);

•

the sale of a six property portfolio located in Mount Laurel, New Jersey on December 29, 2015 (previously furnished as an exhibit to the Form 8-K filed on January 1, 2016 and incorporated by reference herein);

•

the sale of our equity interests in a property located in Philadelphia, Pennsylvania commonly known as 30th Street Main Post Office on February 5, 2016 (previously furnished as an exhibit to the Form 8-K filed on February 10, 2016 and incorporated by reference herein); and

•

the contribution of 58 properties located in the Pennsylvania Suburbs, New Jersey/Delaware, Metropolitan Washington, D.C. and Richmond, Virginia to an unconsolidated real estate venture in a transaction referred to by the Company as the Och-Ziff Sale (previously furnished as an exhibit to the Form 8-K filed on February 10, 2016 and incorporated by reference herein).

All other dispositions were not significant, individually or in aggregate, under Regulation S-X.